SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                        ________________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) June 7, 1994


                 SEARS ROEBUCK ACCEPTANCE CORP.

       (Exact name of registrant as specified in charter)


   Delaware                   1-4040              51-0080535
(State or Other            (Commission           (IRS Employer
Jurisdiction of            File Number)        Identification No.)
Incorporation)



3711 Kennett Pike, Greenville Delaware               19807
(Address of principal executive offices)          (Zip Code)







Registrant's telephone number, including area code (302) 888-3112
















Item 5.     Other Events.

      On June 7, 1994, the Registrant entered into a credit agreement attached hereto as Exhibit 4.



Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.



4           $4,500,000,000 Credit Agreement dated as of
            June 7, 1994, among the Registrant, the Banks listed therein and Morgan Guaranty Trust Company of New York, as Agent





































                                        -2-
                           SIGNATURES





            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  SEARS ROEBUCK ACCEPTANCE CORP.





Date:  June 20, 1994              By:   /s/ Keith E. Trost
                                        -------------------------
                                        Keith E. Trost
                                        Vice President - Finance
                                        and Administration
                                        (principal financial and
                                        accounting officer and
                                        authorized officer of
                                        Registrant)


























                                        -3-
                          EXHIBIT LIST



4           $4,500,000,000 Credit Agreement dated as of
            June 7, 1994, among the Registrant, the Banks listed therein and Morgan Guaranty Trust Company of New York, as Agent











































                                        -4-